Exhibit 10.7
APPENDIX B — SUBSCRIPTION AGREEMENT
ORION FUTURES FUND L.P.
(a New York limited partnership)
Subscription Agreement
CREDIT SUISSE SECURITIES (USA) LLC
11 Madison Avenue — 7th Floor
New York, New York 10010
(Placement Agent)

Ceres Managed Futures LLC
55 East 59th Street — 10th Floor
New York, New York 10022
Re: Orion Futures Fund L.P.
Ladies and Gentlemen:
     1. Subscription for Units. I hereby irrevocably subscribe for the amount of Units (and partial Units rounded to four decimal places) of Limited Partnership Interest (“Units”) of Orion Futures Fund L.P. (the “Partnership”) as indicated on page B-8 hereof and as described in the Private Placement Offering Memorandum and Disclosure Document dated August 1, 2009, as amended or supplemented from time to time (the “Memorandum”). I understand that each Unit will be offered at Net Asset Value per Unit on the date of sale. Simultaneous with my delivery of this subscription agreement to Credit Suisse Securities (USA) LLC (the “Placement Agent”), I will either (a) complete and deliver to the Placement Agent the letter in the form attached hereto as Exhibit II, to authorize the Placement Agent to transfer by wire from my brokerage account with the Placement Agent, to the Partnership, monies sufficient to purchase the Units for which I am subscribing, or (b) deliver a check to the Placement Agent payable to the Partnership in an amount sufficient to purchase the Units for which I am subscribing for delivery by the Placement Agent to the General Partner.
     I understand that all capitalized terms used in this subscription agreement (this “Subscription Agreement”) that are not separately defined herein shall have the respective meanings set forth in the Memorandum.
     I am aware that this subscription is not binding on the Partnership unless and until it is accepted by Ceres Managed Futures LLC, a limited liability company organized under the laws of the State of Delaware and the Partnership’s general partner (the “General Partner”), which may reject this subscription in whole or in part for any reason whatsoever. I understand that the General Partner will advise me within five business days of receipt of my funds and this Subscription Agreement if my subscription has been rejected. I further understand that if this subscription is not accepted, the full amount of my subscription will be promptly returned to me without deduction.
     2. Representations, Warranties and Covenants of Subscriber. As an inducement to the General Partner on behalf of the Partnership to sell me the Units for which I have subscribed I hereby represent, warrant and agree as follows:
     (a) I am over 21 years old, am legally competent to execute this Subscription Agreement and have received and reviewed the Memorandum and the Partnership’s most recent monthly statement and annual report, if any, and except as set forth in the Memorandum, no representations or warranties have been made to me by the Placement Agent, the Partnership, its General Partner or their agents, with respect to the business of the Partnership, the financial condition of the Partnership, the deductibility of any item for tax purposes or the economic, tax, or any other aspects or consequences of a purchase of a Unit, and I have not relied upon any information concerning the offering, written or oral, other than that contained in the Memorandum or provided by the General Partner (as the same may have been relayed to me by the Placement Agent) at my request. In addition, I have been represented by such legal and tax counsel and others selected by me as I have found it necessary to consult concerning this transaction. I am in compliance with all federal and state regulatory requirements, including those of the Commodity Futures Trading Commission (the “CFTC”) applicable to this investment. With respect to the tax aspects of my investment, I am relying upon the advice of my own personal tax advisors and upon my own knowledge with respect thereto.
     (b) I have carefully reviewed the various conflicts of interest set forth in the Memorandum, including those arising from the fact that the General Partner is indirectly owned by Citigroup Global Markets Inc., a New York corporation (“CGM”), which serves as the commodity broker/dealer for the Partnership.
     (c) I hereby acknowledge and agree to the terms of the Customer Agreement between the Partnership and CGM and to the payment to CGM of a brokerage commission as described in the Memorandum. I understand that lower brokerage commissions might be available, but that the General Partner will not negotiate with CGM or any other broker to obtain such lower rates. I further understand that, under the terms of the Placement Agreement by and among the Partnership, CGM and the Placement Agent, the Placement Agent will be compensated by a payment of a portion of the brokerage commission received by CGM that is calculated based on the number of limited partners in the Partnership that are customers of the Placement Agent.
     (d) The Partnership has made available to me, prior to the date hereof, the opportunity to ask questions of, and to receive answers from, the General Partner and its representatives, concerning the terms and conditions of the offering, and has afforded me access to obtain any information, documents, financial statements, records and books (i) relating to the Partnership, its business, the offering and an investment in the Partnership, and (ii) necessary to verify the accuracy of any information, documents, financial statements, records and books furnished in connection with the offering. All materials and information requested by me, including any information requested to verify any information furnished, have been made available and have been examined to my satisfaction.
     (e) I understand that the Partnership offering has not been registered under the Securities Act of 1933, as amended (the “Act”), or pursuant to the provisions of the securities or other laws of certain jurisdictions, in reliance on exemptions for private offerings contained in the Act and in the laws of certain jurisdictions. I am fully aware of the restrictions on sale, transferability and assignment of the Units as set forth in the limited partnership agreement (the “Partnership Agreement”) of the Partnership, as amended from time to time, and that I must bear the economic risk of my investment in the Partnership for an indefinite period of time because the offering has not been registered under the Act. I understand that the Units cannot be offered or sold unless they are subsequently registered under the Act or an exemption from such registration is available, and that any transfer requires the consent of the General Partner, who may determine not to permit any specific transfer.
     (f) I represent that I am aware of the speculative nature of this investment and of the high degree of risk involved, that I can bear the economic risks of this investment and that I can afford a complete loss of my investment. As evidence of the foregoing, I hereby represent to you that I: (i) have sufficient liquid assets to pay the purchase price for my interest in the Partnership; (ii) have adequate means of providing for my current needs and possible personal contingencies and have no present need for liquidity of my investment in the Partnership; (iii) have adequate net worth and sufficient means to sustain a complete loss of my investment in the Partnership; (iv) am an accredited investor as defined in Rule 501 (a) of the Act, the terms of which are set forth in Exhibit I to this Subscription Agreement by virtue of the subparagraph indicated on page B-8; (v) have substantial experience in making similar investments; (vi) have, alone or with my purchaser representative, sufficient knowledge to be able to evaluate the merits and risks of this investment; and (vii) have made this decision to invest in the Partnership based on my own or my purchaser representative’s independent evaluation.
     (g) I will not transfer or assign this Subscription Agreement, or any of my interest herein. I am acquiring my interest in the Partnership hereunder for my own account and for investment purposes only and not with a view to or for the transfer, assignment, resale or distribution thereof, in whole or in part. I have no present plans to enter into any such contract, undertaking, agreement or arrangement. I understand that, by making an investment in the Partnership, I will be a limited partner. I understand that the General Partner may in its absolute discretion require any limited partner to redeem all or part of his Units, upon ten days’ notice to such limited partner.
     (h) If I am not a citizen or resident of the United States for U.S. tax purposes, I agree to pay or reimburse the Placement Agent or the Partnership for any taxes, including but not limited to withholding tax imposed with respect to my Units.
     (i) I understand that as part of the Partnership’s responsibility for the prevention of money laundering, CGM, the Placement Agent or the General Partner may require a detailed verification of identity and the source of payment. In the event of delay or failure by me to produce any information required for verification purposes, the General Partner may refuse to accept my application and subscription funds relating thereto or may refuse to process a redemption request until proper information has been provided. In this regard, I further understand that I must make the additional representations, warranties and covenants with respect to the prevention of money laundering in paragraph 7 of this Subscription Agreement.
     (j) I hereby represent and affirm that (i) I have a net worth alone or with my spouse exceeding 10 times my investment; (ii) I have either alone or with my professional advisor the capacity to assess the terms and potential risks and my rights and obligations in connection with this transaction or (iii) I am able to bear the economic risk of the investment.
     (k) I represent that the information contained herein is complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information which may occur prior to the acceptance of my subscription and will promptly send the General Partner written confirmation thereof.
     (l) If I am a collective investment vehicle, I am in compliance with all applicable Federal regulatory requirements including the registration rules of the CFTC.
     (m) I represent that I am not and will not become a “Benefit Plan Investor” within the meaning of U.S. Department of Labor Regulation 29 C.F.R. § 2510.3-101, as amended by the Pension Protection Act of 2006 (the “Plan Assets Regulation”). Generally, a “Benefit Plan Investor” is any plan or fund organized by an employer or employee organization subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or any plans subject to Section 4975 of the Internal Revenue Code of 1986 (the “Code”) to provide retirement, deferred compensation, welfare or similar benefits to employees or beneficiaries, including an entity described in Section (g) of the Plan Assets Regulation, in which 25% or more of any class of equity interests is owned by such plans and that is primarily engaged in the business of investing capital.
     (n) I understand that my subscription payment must be received by the Partnership on or before the specified settlement date.
     3. Acceptance of Partnership Agreement and Power of Attorney. I hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the Partnership Agreement as if my signature were subscribed thereto.
     (a) I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (i) the Partnership Agreement substantially in the form included as an Appendix to the Memorandum; (ii) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (iii) all agreements amending or modifying the Partnership Agreement that may be appropriate to reflect a change in any provision of the Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (iv) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership Agreement of any kind referred to in subparagraph (iii) hereof; (v) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (vi) all conveyances and other instruments which the General Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment (x) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability and (y) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution.
     (b) FOR INDIVIDUAL INVESTORS AND TRUSTEES EXECUTING THIS SUBSCRIPTION AGREEMENT IN THE STATE OF NEW YORK. I acknowledge that the above constitution and appointment of the General Partner of the Partnership as my true and lawful attorney does not apply to individuals executing this Subscription Agreement in the State of New York. Any such individual shall instead read and sign the New York State Power of Attorney in Exhibit III to this Subscription Agreement and have his or her signature thereto notarized.
     4. Indemnification. I hereby agree to indemnify and hold harmless the Partnership, the Placement Agent, the General Partner and its affiliated persons from any and all damages, losses, costs and expenses (including reasonable attorneys’ fees) which they may incur by reason of any breach by me of the covenants, warranties and representations contained in this Subscription Agreement.
     5. Survival. All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in paragraph 4 shall survive (a) the acceptance of the subscription; (b) changes in the transactions, documents and instruments described in the Memorandum that are not material; and (c) the death or disability of the undersigned.
     6. Miscellaneous. This subscription is not revocable by me and constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may not be amended orally. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.
     7. Additional Representations, Warranties and Covenants with Respect to Anti-Money Laundering. As an inducement to the Partnership to sell the undersigned the Units, the undersigned also hereby represents, warrants and agrees as follows:
          (a) I acknowledge and agree that the Partnership has anti-money laundering responsibilities under the laws of the United States and if such laws change the Partnership may be required to make changes to its anti-money laundering procedures or to implement additional anti-money laundering measures in the future.
          (b) I confirm and covenant that my subscription monies were not derived from any criminal enterprise or other activities that contravene United States (federal or state) or international anti-money laundering laws and regulations.

          (c) I represent and warrant that I am not:
          (i) an individual (or member of an entity or organization) named on the list of Specially Designated Nationals and Blocked Persons published by the U.S Treasury Department’s Office of Foreign Assets Control (“OFAC”) or any similar list maintained by OFAC pursuant to any authorizing statute including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., the Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any executive order, rule, or regulation promulgated thereunder;
          (ii) affiliated with any such individual;
          (iii) a resident in, a citizen of, or a member of an entity organized under the laws of or having a place of business in, a country or territory subject to the country-based U.S. trade sanctions programs found at 31 C.F.R. Chapter V and on the OFAC website at http://www.ustreas.gov/offices/enforcement/ofac with the result that the investment would be prohibited by U.S. law;
          (iv) acting on behalf of a foreign bank without a physical presence in any country, other than a foreign bank that (A) is an affiliate of a depositary institution, credit union, or foreign bank that maintains a physical presence in the United States or a foreign country, as applicable, and (B) is subject to supervision by a banking authority in the country regulating such affiliated depositary institution;
          (v) a person or member of an entity resident in, organized or chartered under the laws of, a jurisdiction identified as non-cooperative with international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur (a “non-cooperative jurisdiction”);
          (vi) a senior foreign political figure, an immediate family member or close associate of a senior foreign political figure within the meaning of the USA PATRIOT Act of 2001; or
          (vii) a resident of, or organized or chartered under the law of, a jurisdiction that has been designated by the U.S. Secretary of the Treasury under Section 311 or 312 of the USA PATRIOT Act of 2001 as warranting special measures due to money laundering concerns.
          (d) I represent and warrant that the funds used to subscribe for the Units do not and will not originate from, nor be routed through, an account maintained at a foreign bank that is barred, pursuant to its banking license, from conducting banking activities with the citizens of, or with the local currency of, the country that issued the license, or a bank organized or chartered under the laws of a non-cooperative jurisdiction. This provision does not apply to a foreign bank meeting the exceptions set out in (iv) (A) and (B) in paragraph 7(c) above.
          (e) I agree to promptly notify the Placement Agent and the General Partner should I become aware of any change in the information set out in this paragraph 7. I acknowledge that, by law, the General Partner may be obligated to “freeze my account,” either by prohibiting additional subscriptions, declining to repurchase any Units and/or segregating the assets in my account in compliance with governmental regulations, and the Placement Agent and the General Partner may also be required to report such action and to disclose the my identity to OFAC. I represent and warrant that all of the information which I have provided to the Partnership in connection with this Subscription Agreement is true and correct, and agree to provide any information the Placement Agent or its agents deem necessary to comply with its anti-money laundering program and related responsibilities from time to time.
Please complete this Subscription Agreement by filling in the blanks and executing it on the following page.

EXECUTION PAGE
I. For Client Use:
A. Subscription Amount: I hereby subscribe for $                     (minimum $25,000).
B. Accreditation: I am an accredited investor under paragraph                      of Exhibit I on page B-11.
C. New York Individual Investor or Trustee Status [FOR INDIVIDUAL INVESTORS ONLY]: Please select one of the following.
     1. ☐ I am an individual investor executing this Subscription Agreement in the State of New York.
OR
     2. ☐ I am an individual trustee executing this Subscription Agreement in the State of New York on behalf of a trust.
OR
     3. ☐ I am executing this Subscription Agreement outside of the State of New York.
If you selected #1 or #2 above, please read and sign the New York State Power of Attorney (Exhibit III, page B-13) and have your signature notarized.
D.	1. Representation: The foregoing statements are complete and accurate as of the date hereof and may be relied upon by the General Partner. I further represent that I will notify the General Partner immediately of any adverse change in any such information and will promptly send the General Partner written confirmation thereof.
2. Signature: If joint ownership, all parties must sign (if fiduciary, partnership or corporation, indicate capacity of signatory under signature line).
IN WITNESS WHEREOF, I have executed this Subscription Agreement including Power of Attorney as of the date below.

Signature	Signature

Title (if applicable)	Title (if applicable)

3. Date:	Date:
E.	Please complete Registration Data on the next page.

II. For General Partner’s Use: ACCEPTED: CERES MANAGED FUTURES LLC
By:
Name:
Title:

REGISTRATION DATA

Name of Limited Partner			Name of Joint Limited Partner (if any)
(Please Print)			(Please Print)

Residence Street Address			Mail Address (if different than Residence Address)
(See Note 1 Below)

City	State	Zip Code	City	State	Zip Code

Social Security or Federal Employer I.D. Number

If Joint Ownership, check one:

☐ Joint Tenants with right to Survivorship (all parties must sign)

☐ Tenants in Common

☐ Community Property

Note 1: The address given above must be the residence address of the Limited Partner. Post Office boxes and other nominee addresses will not be accepted.	If Corporation, check one: ☐ Trust ☐ Partnership ☐ Corporation
For Branch Use
See front cover for mailing instructions of Subscription Agreement.

PAYMENT INFORMATION
Check Enclosed and Payable to Orion Futures Fund L.P.: ☐
Or, For Payment by Wire:*
To:
ABA #:
A/c:
A/c #:
SWIFT Address:
For Credit To: ORION FUTURES FUND L.P.
A/c #:
*IMPORTANT
1.	For payment by wire, please complete the Letter of Authorization attached as Exhibit II.

2.	The Placement Agent will charge its wiring fees separately so that the amount you have elected to invest may be invested. Prior to your investment in the Partnership, the amount wired will be reduced to reflect the payment of any sales or placement fee.

EXHIBIT I
     “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:
     (1) Any bank as defined in section 3(a)(2) of the Act; any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity or any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors;
     (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;
     (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, any corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
     (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer or general partner of a general partner of that issuer;
     (5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;
     (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
     (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and
     (8) Any entity in which all of the equity owners are accredited investors.

EXHIBIT II
LETTER OF AUTHORIZATION
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, NY 10010
Re: CSSU Account Number: [                    ] (“CSSU Account”) (INSERT YOUR ACCOUNT NUMBER)
Attention:
(INSERT NAME OF YOUR RELATIONSHIP MANAGER AT CREDIT SUISSE SECURITIES (USA) LLC)
Re: Orion Futures Fund L.P. (the “Partnership”)
To Credit Suisse Securities (USA) LLC (“CSSU”):
Please use this letter as authorization to wire funds from my CSSU Account specified above in sufficient amount to pay for the Units in the Partnership for which I am subscribing as designated in the enclosed subscription document that I completed, to the following:
To:
ABA #:
A/c:
A/c #:
SWIFT Address:
For Credit To: ORION FUTURES FUND L.P.
A/c #:
I understand that CSSU will charge its wiring fees separately so that the amount you have elected to invest may be invested.
Signed:
Name:
Date:

EXHIBIT III
ORION FUTURES FUND L.P.
(THE “PARTNERSHIP”)
SUPPLEMENTAL DOCUMENT
FOR
SUBSCRIPTIONS IN NEW YORK
MADE ON OR AFTER
SEPTEMBER 1, 2009
NEW YORK STATE LIMITED POWER OF ATTORNEY
[THIS DOCUMENT MUST BE NOTARIZED]
     The New York Legislature recently enacted changes to Title 15 of Article 5 of the New York State General Obligations Law which require this additional document to be signed by certain subscribers to the Partnership. Subscribers who are (i) natural persons investing for their own account or as trustee for the benefit of a trust and (ii) executing this Subscription Agreement in the State of New York on or after September 1, 2009 must complete the form below. The limited power of attorney contained herein replaces the limited power of attorney which appears in paragraph 3 of the Subscription Agreement. Terms not defined shall retain the meaning given to them in the Subscription Agreement.
     (1) Subscriber section (to be completed by the Subscriber and notarized):
     I,                                         , hereby apply to become a limited partner as of the date upon which the sale of my Units becomes effective, and I hereby agree to each and every term of the Partnership Agreement as if my signature were subscribed thereto. As principal, I hereby constitute and appoint the General Partner of the Partnership, with full power of substitution, as my agent and true and lawful attorney to execute, acknowledge, file and record in my name, place and stead: (i) the Partnership Agreement substantially in the form included as an Appendix to the Memorandum; (ii) all certificates and other instruments which the General Partner of the Partnership shall deem appropriate to create, qualify, continue or dissolve the Partnership as a limited partnership in the jurisdictions in which the Partnership may be formed or conduct business; (iii) all agreements amending or modifying the Partnership Agreement that may be appropriate to reflect a change in any provision of the Partnership Agreement or the exercise by any person of any right or rights thereunder not requiring my specific consent, or requiring my consent if such consent has been given, and any other change, interpretation or modification of the Partnership Agreement in accordance with the terms thereof; (iv) such amendments, instruments and documents which the General Partner deems appropriate under the laws of the State of New York or any other state or jurisdiction to reflect any change, amendment or modification of the Partnership Agreement of any kind referred to in subparagraph (iii) hereof; (v) filings with agencies of any federal, state or local governmental unit or of any jurisdiction which the General Partner shall deem appropriate to carry out the business of the Partnership; and (vi) all conveyances and other instruments which the General Partner shall deem appropriate to effect the transfer of my Partnership interest pursuant to the Partnership Agreement or of Partnership assets and to reflect the dissolution and termination of the Partnership. The foregoing appointment (x) is a special power of attorney coupled with an interest, is irrevocable and shall survive my subsequent death, incapacity or disability, (y) shall survive the delivery of an assignment by me of the whole or any portion of my interest, except that where an assignee of the whole of such interest has been approved by the General Partner for admission to the Partnership as a substituted Limited Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling the General Partner to execute, acknowledge and file any instrument necessary to effect such substitution and (z) is not intended to revoke or terminate any prior powers of attorney. I hereby represent and warrant to the General Partner of the Partnership and any future lawful substitution as agent thereby that, so long as I hold an interest in the Partnership, I shall not enter into any subsequent power of attorney that has the effect of revoking or terminating this power of attorney.
     In the event of a conflict between the provisions of this Power of Attorney and the Partnership Agreement and/or the Subscription Agreement, the provisions of this Power of Attorney shall control. If it is determined by a court of competent jurisdiction that any provision of this Power of Attorney is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Power of Attorney.
[Signature Page on Next Page]

In Witness Whereof I have read the statutory cautionary legends beginning on the next page and I have hereunto signed my name on                                         , 20___
PRINCIPAL signs here: ==>

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)
     On the                      day of                     , in the year                      , before me, the undersigned, Notary Public in and for said state, personally appeared                     , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

Notary Public
     (2) General Partner section (to be completed by the General Partner and notarized):
     I,                     , as an Authorized Person and on behalf of the General Partner, have read the foregoing Power of Attorney. The General Partner is the person identified therein as agent for the principal named therein.
     The General Partner acknowledges its legal responsibilities.
     Agent signs here: ==>

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)
     On the                      day of                     , in the year                      , before me, the undersigned, a Notary Public in and for said state, personally appeared                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

Notary Public

NEW YORK LIMITED POWER OF ATTORNEY
CAUTIONARY LEGENDS
     The following disclosure is required to be included verbatim in all powers of attorney subject to Title 15 of Article 5 of the New York State General Obligations Law:
CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
IMPORTANT INFORMATION FOR THE AGENT:
When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1) act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;
(2) avoid conflicts that would impair your ability to act in the principal’s best interest;
(3) keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;
(4) keep a record of all receipts, payments, and transactions conducted for the principal; and
(5) disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or to the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
Liability of agent:
The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.